UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23102

Nuveen Municipal 2021 Target Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: May 31

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 May 2020

Nuveen Municipal Closed-End Funds

NHA Nuveen Municipal 2021 Target Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, particularly as new clusters of infection have emerged in the U.S. and other countries following their reopening. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

Terence J. Toth
Chair of the Board
July 22, 2020

Portfolio Managers’ Comments
Nuveen Municipal 2021 Target Term Fund (NHA)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Portfolio managers John V. Miller, CFA, and Steven M. Hlavin discuss U.S. economic and market conditions, key investment strategies and the twelve-month performance of NHA. John and Steve have managed NHA since its inception in 2016.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May and continued after the close of the reporting period. The disruption has been swift and severe, and has tipped the economy into recession, a several months’ long contraction across the broad economy. (Subsequent to the close of this reporting period, in June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession.) For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 5.0%, according to its “second” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in March and April 2020. The Bureau of Labor Statistics said the unemployment rate rose to 13.3% in May 2020 from 3.6% in May 2019. Although May 2020 saw a surprise addition of 2.7 million jobs during the month as economies began to reopen, the combined job losses in March and April 2020 exceeded 22 million. The average hourly earnings rate appeared to soar, growing at an annualized rate of 6.5% in May 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 0.1% over the twelve-month reporting period ended May 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not fully reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.7% year-over-year in April 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.4% and 4.0%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April 2020 meeting, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers, and the meeting minutes released during May 2020 underscored the Fed’s concerns about a potentially prolonged economic recovery.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coron-avirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the coronavirus impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, although it is expected to face a bumpy approval process. In Asia, northern countries were among the first to successfully reduce infection rates and relax coronavirus restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lock-down, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As the pandemic spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates, while the Southern Hemisphere winter is set to begin.
Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the pandemic, with both sides stoking resentment about the management of the health crisis, Hong Kong’s political protests and trade policy.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Monetary and fiscal interventions from the Fed and U.S. government helped the market recover in April and May, although spreads remain wider than average as of the end of the reporting period. The municipal yield curve steepened over this reporting period, with a pronounced drop in yields at the short end of the curve spearheading the steepening.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment

Portfolio Managers’ Comments (continued)
and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
Municipal bond funds saw consistently positive cash flows throughout 2019, but demand has been uneven in 2020 so far. Positive flows continued into early 2020, then municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds. After the market stabilized in April 2020, fund flows turned positive again in May 2020. With interest rates in the U.S. and globally remaining near all-time lows, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What key strategies were used to manage the Fund during the twelve-month reporting period ended May 31, 2020?
The Fund invests in a portfolio of primarily municipal securities, the income from which is exempt from regular U.S. federal income tax. At least 65% of its managed assets are invested in low- to medium-quality municipal securities that, at the time of investment, are rated BBB/Baa or lower or unrated but judged by the portfolio managers to be of comparable quality. The Fund does not invest in securities rated CCC+/Caa1 or lower, or unrated but judged by the portfolio managers to be of comparable quality, nor does it invest in defaulted or distressed securities at the time of investment. No more than 25% will be in any one sector, no more than 5% in any one issuer and no more than 10% in tobacco settlement bonds. Up to 20% may be invested in securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (AMT bonds).
The Fund seeks to identify municipal securities across diverse sectors and industries that the managers believe are underrated or undervalued. In seeking to return the original NAV on or about March 1, 2021, the Fund intends to utilize various portfolio and cash-flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than September 1, 2021.
As of the end of the reporting period, NHA’s maturity profile was structured with approximately 26% maturing in 2020 and the remainder maturing in 2021. As we continue to seek bonds that may be appropriate for the Fund, to the extent possible, we’ll focus on buying 2021 maturities while looking to sell the earlier maturities first, to continue to reduce the Fund’s interest rate sensitivity as the Fund approaches its term date. The Fund’s credit quality and sector positioning remained in line with Nuveen’s ongoing strategic emphasis on lower rated (including below investment grade) credits and sectors offering higher yields. The Fund’s portfolio turnover was relatively muted in this reporting period as we found opportunities to buy bonds maturing in 2021, to reinvest the small amount of proceeds from maturing and called bonds and sinking fund payments.
We should also note that NHA received Energy Harbor common stock during this reporting period, after FirstEnergy Solutions emerged from bankruptcy and the restructured company was renamed Energy Harbor. The Fund received Energy Harbor stock when its holding of bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of its debt reorganization and emergence from bankruptcy protection, which was completed in February 2020. Due in part to post-emergence price increases, at the end of the reporting period Energy Harbor equity represented 3.7% of the total investments of NHA. Subsequent to the end of the reporting period, the value of Energy Harbor equity fell sharply after federal authorities charged certain Ohio politicians and lobbyists with having accepted large payments from an unnamed company (which was easily identifiable as Energy Harbor’s pre-bankruptcy parent, FirstEnergy Corp.) in what was alleged to be a corrupt scheme to adopt legislation that would benefit that parent company.

How did the Fund perform during the twelve-month reporting period ended May 31, 2020?
The table in the Fund’s Performance Overview and Holding Summaries section of this report provides the Fund’s total returns for the one-year and since-inception periods ended May 31, 2020. The Fund’s total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended May 31, 2020, the total returns at common share NAV for NHA outperformed the return for the S&P Short Duration Municipal Yield Index.
Nearly all of the Fund’s outperformance relative to the benchmark is attributable to the Fund’s significantly shorter duration. As NHA approaches its 2021 target term date, the portfolio’s duration has naturally drifted lower, whereas the benchmark continuously rebalances to maintain its duration target. NHA’s duration has now declined to 3.5 years shorter than the benchmark’s duration, making the Fund less sensitive to the interest rate volatility in this reporting period. The best performing bonds in the portfolio on an absolute basis were the shortest dated bonds. NHA had exposure to some of the same issuers as the benchmark, but the Fund’s preference for the shorter dated bonds of those issuers contributed positively to relative performance. NHA did particularly well in its industrial development revenue (IDR) position, where it held a large exposure to Energy Harbor (formerly FirstEnergy Solutions) and smaller weightings in American Airlines, Inc., United Airlines Inc. and BP Pipelines Inc. As noted above, the strong performance of Energy Harbor has partially reversed itself since the end of the reporting period.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of May 31, 2020. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.
Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
June 2019	$0.0150
July	0.0150
August	0.0150
September	0.0150
October	0.0150
November	0.0150
December	0.0150
January	0.0150
February	0.0150
March	0.0130
April	0.0130
May 2020	0.0130
Total Distributions from Net Investment Income	$0.1740
Yields
Market Yield*	1.60%
Taxable-Equivalent Yield*	2.70%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2019, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of May 31, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its common shares as shown in the accompanying table.
NHA
Common shares cumulatively repurchased and retired	—
Common shares authorized for repurchase	860,000

During the current reporting, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION
As of May 31, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.
NHA
Common share NAV	$9.94
Common share price	$9.73
Premium/(Discount) to NAV	(2.11)%
12-Month average premium/(discount) to NAV	(1.67)%

The Fund has an investment objective to return $9.85 (the original net asset value following the Fund’s initial public offering (the “Original NAV”)) to common shareholders on or about the end of the Fund’s term. There can be no assurance that the Fund will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.
The Fund’s ability to return Original NAV to common shareholders on or about the termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of the Fund’s term. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase common shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal 2021 Target Term Fund (NHA)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities, such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. For these and other risks, including the Fund’s limited term and inverse floater risk, see the Fund’s web page at www.nuveen.com/NHA.

NHA	Nuveen Municipal 2021 Target Term Fund Performance Overview and Holding Summaries as of May 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2020
	Average Annual
		Since
	1-Year	Inception
NHA at Common Share NAV	2.39%	2.28%
NHA at Common Share Price	3.18%	1.45%
S&P Short Duration Municipal Yield Index	0.70%	3.59%

Since inception returns are from 1/26/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NHA	Performance Overview and Holding Summaries as of May 31, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	89.2%
Common Stocks	3.5%
Other Assets Less Liabilities	7.3%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.4%
AAA	0.3%
AA	15.8%
A	23.6%
BBB	26.3%
BB or Lower	20.4%
N/R (not rated)	11.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.7%
Tax Obligation/General	20.5%
Transportation	15.3%
Utilities	12.3%
Education and Civic Organizations	10.1%
Other	18.1%
Total	100%

States and Territories
(% of total municipal bonds)
New Jersey	13.5%
Illinois	12.6%
New York	10.2%
Pennsylvania	9.9%
California	9.1%
Texas	7.4%
Florida	6.1%
Wisconsin	4.2%
Virginia	3.6%
Alaska	3.1%
Tennessee	2.4%
Other	17.9%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on April 22, 2020 for NHA; at this meeting the shareholders were asked to elect Board Members.

NHA
Common
Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	6,733,774
Withhold	1,314,926
Total	8,048,700
Terence J. Toth
For	6,731,439
Withhold	1,317,261
Total	8,048,700
Robert L. Young
For	6,739,545
Withhold	1,309,155
Total	8,048,700

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Municipal 2021 Target Term Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen Municipal 2021 Target Term Fund (the Fund), including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended and the period January 26, 2016 (commencement of operations) through May 31, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from January 26, 2016 through May 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, IL
July 29, 2020

NHA	Nuveen Municipal 2021 Target Term Fund Portfolio of Investments May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 92.7%
	MUNICIPAL BONDS – 89.2%
	Alabama – 0.2%
$ 145	The Improvement District of the City of Mobile, Alabama, McGowin Park Project, Sales Tax	No Opt. Call	N/R	$ 144,957
	Revenue Bonds, Series 2016A, 4.000%, 8/01/20
	Alaska – 2.8%
1,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding	No Opt. Call	A1	1,018,790
	Series 2003B, 5.000%, 1/01/21
1,325	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding	No Opt. Call	A1	1,349,897
	Series 2003C, 5.000%, 1/01/21
2,325	Total Alaska			2,368,687
	Arizona – 2.1%
325	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	No Opt. Call	A1	338,280
	Refunding Series 2016, 4.000%, 7/15/21
625	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	N/R	623,362
	American Leadership Academy Project, Series 2019, 4.000%, 6/15/21,144A
795	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	No Opt. Call	Ba2	802,314
	Charter Schools Refunding Project, Series 2016R, 2.875%, 7/01/21
1,745	Total Arizona			1,763,956
	Arkansas – 0.0%
15	Arkansas Development Finance Authority, Hospital Revenue Bonds, Washington Regional	No Opt. Call	Baa1	15,438
	Medical Center, Refunding Series 2015B, 5.000%, 2/01/21
	California – 8.2%
490	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,	No Opt. Call	Ba3	503,911
	5.000%, 3/01/21
85	California Infrastructure and Economic Development Bank, Revenue Bonds, The Walt Disney	No Opt. Call	A+	86,608
	Family Museum, Refunding Series 2016, 4.000%, 2/01/21
1,490	California School Finance Authority Charter School Revenue Notes, Inspire Charter	No Opt. Call	N/R	1,489,523
	Schools, Series 2019B, 3.000%, 7/15/20,144A
	California School Finance Authority, California, Charter School Revenue Bonds, Aspire
	Public Schools, Refunding Series 2016:
550	5.000%, 8/01/20,144A	No Opt. Call	BBB	553,971
500	5.000%, 8/01/21,144A	No Opt. Call	BBB	524,755
730	California Statewide Communities Development Authority, Revenue Bonds, American Baptist	No Opt. Call	A–	736,563
	Homes of the West, Refunding Series 2015, 5.000%, 10/01/20
	California Statewide Communities Development Authority, Special Tax Bonds, Community
	Facilities District 2015-01, Improvement Area No 1, University District, Series 2016A:
260	2.000%, 9/01/20	No Opt. Call	N/R	260,463
265	2.125%, 9/01/21	No Opt. Call	N/R	267,107
235	California Statewide Communities Development Authority, Statewide Community	No Opt. Call	N/R	235,900
	Infrastructure Program Revenue Bonds, Series 2016A, 3.000%, 9/02/20
200	Cucamonga School District, San Bernardino County, California, Special Tax Bonds,	No Opt. Call	N/R	204,170
	Community Facilities District 97-1, Series 2016, 3.000%, 9/01/21
305	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B, 5.000%, 7/01/21 – BAM	No Opt. Call	AA	319,908
	Insured (AMT)
50	Poway Unified School District, San Diego County, California, Special Tax Bonds,	No Opt. Call	N/R	51,672
	Community Facilities District 15 Del Sur East Improvement Area C, Series 2016, 4.000%, 9/01/21
700	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett	No Opt. Call	N/R	714,560
	Parkard Campus Oaks, Series 2016, 3.250%, 9/01/21

NHA	Nuveen Municipal 2021 Target Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 10	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds,	No Opt. Call	AA	$ 10,099
	Ladera Ranch, Refunding Series 2014A, 5.000%, 8/15/20
995	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diable	No Opt. Call	N/R	597,000
	Grande Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/21 (4)
420	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project,	No Opt. Call	BBB+	427,346
	Refunding Series 2015, 2.000%, 9/01/21
7,285	Total California			6,983,556
	Colorado – 0.4%
230	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	228,629
	9/01/21 – NPFG Insured
116	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	No Opt. Call	N/R	115,841
	Refunding Series 2016, 3.250%, 12/01/20
346	Total Colorado			344,470
	Connecticut – 0.4%
180	Stafford, Connecticut, General Obligation Bonds, Series 2018, 5.000%, 8/01/21 –	No Opt. Call	AA	189,974
	BAM Insured
125	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/21	No Opt. Call	A+	130,946
305	Total Connecticut			320,920
	Florida – 5.4%
150	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds,	No Opt. Call	BBB	150,940
	Series 2016, 2.250%, 11/01/20
135	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	135,119
	Series 2016A, 3.625%, 11/01/20
2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc, Series 2000,	6/20 at 100.00	Caa3	2,007,880
	7.500%, 11/01/20 (AMT)
36	Champion’s Reserve Community Development District, Florida, Special Assessment Revenue	No Opt. Call	N/R	36,058
	Bonds, Series 2016, 3.625%, 11/01/20
100	Creekside at Twin Creeks Community Development District, Florida, Special Assessment	No Opt. Call	N/R	100,208
	Bonds, Area 1 Project, Series 2016A-1, 3.700%, 11/01/20
355	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	No Opt. Call	N/R	356,136
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 3.500%, 5/01/21
335	Live Oak Community Development District 2, Hillsborough County, Florida, Special	No Opt. Call	A–	338,099
	Assessment Bonds Refunding Series 2016, 2.000%, 5/01/21
15	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	No Opt. Call	N/R (5)	15,359
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/20 (ETM)
70	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace	No Opt. Call	BBB	70,575
	Community Inc, Series 2015C, 5.000%, 5/15/21
505	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding	No Opt. Call	A	512,393
	Series 2016, 2.250%, 5/01/21
140	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding	No Opt. Call	BBB–	140,675
	Series 2017, 3.500%, 5/01/21
105	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	No Opt. Call	N/R	105,226
	Project, Series 2016, 3.625%, 11/01/20
70	Rolling Hills Community Development District, Florida, Capital Improvement Revenue	No Opt. Call	N/R	69,824
	Bonds, Series 2015A-1, 4.600%, 5/01/21
105	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue	No Opt. Call	N/R	105,175
	Bonds, Assessment Area 2, Series 2016, 3.750%, 11/01/20
140	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds,	No Opt. Call	N/R	141,033
	Series 2016, 3.625%, 5/01/21

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 70	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	$ 70,140
	Series 2016A-1, 3.750%, 11/01/20
170	Village Community Development District 12, Wildwood, Florida, Special Assessment Revenue	No Opt. Call	N/R	170,600
	Bonds, Series 2016, 2.875%, 5/01/21
105	Windsor at Westside Community Development District, Osceola County, Florida, Special	No Opt. Call	N/R	105,319
	Assessment Bonds, Area 2 Project, Series 2016, 3.500%, 11/01/20
4,606	Total Florida			4,630,759
	Georgia – 0.3%
275	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2016, 5.000%, 1/01/21 (ETM)	No Opt. Call	A2 (5)	282,653
	Guam – 0.8%
475	Guam Education Financing Foundation, Certificates of Participation, Guam Public School	No Opt. Call	BB	477,313
	Facilities Project, Refunding Series 2016A, 5.000%, 10/01/20
240	Guam Government Department of Education, Certificates of Participation, John F Kennedy	No Opt. Call	B+	242,155
	High School Project, Series 2010A, 6.000%, 12/01/20
715	Total Guam			719,468
	Illinois – 11.2%
75	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016,	No Opt. Call	AA	75,551
	1.900%, 3/01/21 – BAM Insured
150	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	151,581
	Refunding Series 2010F, 5.000%, 12/01/20
1,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	1,023,000
	Tax Revenues, Series 1999A, 5.250%, 12/01/20 – NPFG Insured
800	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/21 (ETM)	No Opt. Call	BBB+ (5)	821,792
400	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A, 5.000%, 1/01/21	No Opt. Call	BBB+	402,880
10	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/21	No Opt. Call	BB+	10,049
630	Cook County School District 87, Berkeley, Illinois, General Obligation Bonds, Refunding	No Opt. Call	A1	637,623
	School Series 2012A, 3.000%, 12/01/20
300	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/20	No Opt. Call	A+	303,378
620	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	No Opt. Call	AA+	639,139
	Series 2016C, 5.000%, 2/15/21
1,000	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	No Opt. Call	A–	1,037,000
	2013A, 5.000%, 7/01/21
270	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds,	No Opt. Call	BBB–	272,079
	CHF-Collegiate Housing Foundation – Chicago LLC University of Illinois at Chicago Project,
	Series 2017A, 4.000%, 2/15/21
315	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%,	No Opt. Call	BBB	314,654
	6/15/20 – AMBAC Insured
85	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB–	85,541
635	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB–	638,626
110	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/21	No Opt. Call	BBB–	110,787
2,000	Illinois State, General Obligation Bonds, May Series 2020, 4.875%, 5/01/21	No Opt. Call	BBB–	2,014,760
105	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/21	No Opt. Call	BBB–	105,600
1,000	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation	No Opt. Call	A+	994,580
	Bonds, Series 2013, 0.000%, 2/01/21
9,505	Total Illinois			9,638,620
	Indiana – 1.5%
1,250	Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power	No Opt. Call	A2	1,290,287
	and Light Company Project, Refunding Series 2011A, 3.875%, 8/01/21

NHA	Nuveen Municipal 2021 Target Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 0.4%
$ 350	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	6/20 at 104.00	BB–	$ 362,551
	Company Project, Series 2016, 5.875%, 12/01/26,144A
	Kentucky – 1.9%
1,535	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	No Opt. Call	BBB+	1,598,196
	Information Highway Project, Senior Series 2015A, 5.000%, 7/01/21
	Louisiana – 0.0%
15	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	No Opt. Call	A3	15,549
	Series 2015, 5.000%, 5/15/21
	Maine – 0.3%
265	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	No Opt. Call	BB	273,830
	Medical Center, Series 2011, 5.250%, 7/01/21
	Massachusetts – 0.1%
50	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series	No Opt. Call	BBB+	50,155
	2011H, 5.000%, 7/01/20
25	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial	7/20 at 100.00	BBB+	25,078
	Issue Series 2010G, 5.000%, 7/01/21
75	Total Massachusetts			75,233
	Michigan – 1.5%
500	Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Development	No Opt. Call	AA	523,655
	Area 1 Projects, Series 2018B, 5.000%, 7/01/21 – AGM Insured
140	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds,	No Opt. Call	BB+	132,502
	Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/21
155	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Senior Lien	6/20 at 100.00	B	155,201
	Series 1997A, 5.375%, 5/01/21
500	Detroit, Michigan, General Obligation Bonds, Series 2018, 5.000%, 4/01/21	No Opt. Call	BB–	506,680
1,295	Total Michigan			1,318,038
	Minnesota – 0.5%
105	Red Wing, Minnesota Senior Housing Revenue Refunding Bonds, Deer Crest Project, Series	No Opt. Call	N/R	104,699
	2012A, 3.750%, 11/01/20
70	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,	No Opt. Call	N/R	47,600
	Series 2016A, 3.000%, 4/01/21 (4)
250	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview	No Opt. Call	N/R	244,717
	Home Project, Series 2016C, 2.250%, 6/01/21
425	Total Minnesota			397,016
	Mississippi – 0.4%
305	Pearl River County School District, Mississippi, General Obligation Bonds, Series 2018,	No Opt. Call	AA	317,224
	4.000%, 8/01/21 – BAM Insured
	Missouri – 1.7%
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	No Opt. Call	N/R	99,813
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.000%, 11/01/20
1,000	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District	No Opt. Call	AA–	1,057,940
	Revenue Bonds, Series 2011A, 5.000%, 9/01/21
325	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue	No Opt. Call	N/R	324,275
	Bonds, Nazareth Living Center, Series 2015A, 4.000%, 8/15/20
1,425	Total Missouri			1,482,028

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.1%
$ 815	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series	No Opt. Call	BBB+	$ 843,574
	2016, 4.000%, 6/15/21
125	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley	No Opt. Call	N/R	124,756
	Vista, Series 2019, 3.500%, 6/01/21
940	Total Nevada			968,330
	New Jersey – 12.1%
275	Bordentown , New Jersey, General Obligation Bonds, Series 2018, 3.000%, 8/01/21	No Opt. Call	AA	284,111
100	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,	No Opt. Call	A	102,676
	Port District Project, Series 2012, 5.000%, 1/01/21
	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A:
200	4.000%, 6/15/21 (ETM)	No Opt. Call	N/R (5)	207,756
300	4.000%, 6/15/21	No Opt. Call	BBB+	301,875
1,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series	No Opt. Call	BBB+	1,037,720
	2012, 5.000%, 6/15/21
425	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	No Opt. Call	A2	439,777
	Replacement Project, Series 2013, 5.000%, 7/01/21 (AMT)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	No Opt. Call	BBB+	1,016,350
	Refunding Series 2015XX, 5.000%, 6/15/21
2,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	2,023,460
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/21
500	New Jersey Economic Development Authority, School Facilities Construction Financing	No Opt. Call	BBB+ (5)	518,100
	Program Bonds, Refunding Series 2012II, 5.000%, 3/01/21 (ETM)
1,000	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Garden	No Opt. Call	AA+	1,002,190
	Spires Urban Renewal Project, Series 2018A, 2.020%, 8/01/21 (Mandatory Put 8/01/20)
540	New Jersey State, General Obligation Bonds, Refunding Series 2009O, 5.250%, 8/01/21	No Opt. Call	A–	567,907
1,000	New Jersey State, General Obligation Bonds, Refunding Series 2016T, 5.000%, 6/01/21	No Opt. Call	A–	1,041,940
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	1,010,740
	Series 2006A, 5.250%, 12/15/20
780	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	780,484
	2011B, 5.000%, 6/15/20
10,120	Total New Jersey			10,335,086
	New York – 9.1%
200	Franklin County Solid Waste Management Authority, New York, Solid Waste Revenue Bonds,	No Opt. Call	BBB+	208,490
	Series 2015A, 5.000%, 6/01/21 (AMT)
1,000	New York City, New York, General Obligation Bonds, Refunding Fiscal 2015 Series A,	No Opt. Call	Aa1	1,054,920
	5.000%, 8/01/21
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
1,085	5.000%, 8/01/20 (AMT)	No Opt. Call	BB–	1,079,911
2,000	5.000%, 8/01/21 (AMT)	No Opt. Call	BB–	1,984,800
700	New York Transportation Development Corporation, New York, Special Facility Revenue	No Opt. Call	BBB+	701,995
	Refunding Bonds, Terminal One Group Association, LP Project, Series 2015, 5.000%, 1/01/21 (AMT)
185	Niagara Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	No Opt. Call	N/R	188,430
	Asset-Backed Bonds, Series 2014, 5.000%, 5/15/21
1,500	Oyster Bay, Nassau County, New York, General Obligation Bonds, Refunding Public	No Opt. Call	AA	1,585,140
	Improvement Series 2014B, 5.000%, 8/15/21 – BAM Insured
1,000	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	BBB+	1,022,650
	5.000%, 6/01/21
7,670	Total New York			7,826,336

NHA	Nuveen Municipal 2021 Target Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 0.3%
$ 225	Goldsboro, North Carolina, General Obligation Bonds, Street Improvement Series 2018,	No Opt. Call	AA	$ 237,739
	5.000%, 8/01/21
	Ohio – 0.7%
1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	5,000
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)
1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	7,000
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
400	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center,	No Opt. Call	A3	412,492
	Refunding Series 2016, 5.000%, 2/15/21
205	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo,	No Opt. Call	BBB–	209,455
	LLC – The University of Toledo Project, Series 2014A, 5.000%, 7/01/21
3,005	Total Ohio			633,947
	Pennsylvania – 8.8%
800	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project,	No Opt. Call	BBB+	813,272
	Series 2020A, 5.000%, 2/01/21
465	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	No Opt. Call	BBB–	471,463
	Charter School Project, Series 2016, 3.125%, 3/15/21
375	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds,	No Opt. Call	BBB	379,425
	Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/21
2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	No Opt. Call	CCC+	1,989,980
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory
	Put 9/01/20)
1,250	Pennsylvania State, General Obligation Bonds, First Refunding Series 2011-1, 5.000%, 7/01/21	No Opt. Call	Aa3	1,314,175
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series	No Opt. Call	A3	2,074,100
	2016, 5.000%, 6/01/21
500	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series	No Opt. Call	BB+	521,415
	2017, 5.000%, 9/01/21,144A
7,390	Total Pennsylvania			7,563,830
	Rhode Island – 0.5%
400	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and	No Opt. Call	BBB	413,432
	Municipal Building Projects, Refunding Series 2015A, 5.000%, 4/01/21
	South Carolina – 0.3%
230	South Carolina State, General Obligation State Institution Bonds, University of South	No Opt. Call	Aaa	238,363
	Carolina, Refunding Series 2011A, 5.000%, 3/01/21
	Tennessee – 2.1%
400	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011,	No Opt. Call	AA	417,560
	5.000%, 5/01/21
300	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	BBB	302,829
	Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A,
	5.000%, 10/01/20
710	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A,	No Opt. Call	AA+	724,775
	4.125%, 1/01/21 (AMT)
260	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A,	No Opt. Call	A	270,356
	5.250%, 9/01/21
115	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C,	No Opt. Call	A	117,438
	5.000%, 2/01/21
1,785	Total Tennessee			1,832,958

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 6.6%
$ 135	Brazos County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2017,	No Opt. Call	AA	$ 142,980
	5.000%, 9/01/21
65	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement	No Opt. Call	N/R	65,061
	District Phase 1 Project, Series 2016, 3.400%, 9/01/20
	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014:
157	4.329%, 6/01/20 (4)	No Opt. Call	B3	155,401
116	5.400%, 6/01/21 (4)	No Opt. Call	B3	115,014
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc	No Opt. Call	BB–	1,994,900
	Terminal Improvement Project, Refunding Series 2015B-2, 5.000%, 7/15/20 (AMT)
1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc	No Opt. Call	BB–	1,246,812
	Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (AMT)
110	La Marque, Galveston County, Texas, Tax and Revenue Certificates of Obligation, Series	No Opt. Call	AA–	116,445
	2018, 5.000%, 9/01/21
500	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue	No Opt. Call	BB–	495,250
	Bonds, Christian Care Centers Inc, Refunding Series 2016, 5.000%, 2/15/21
150	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue	No Opt. Call	BB	148,505
	Bonds, Jubilee Academic Center, Series 2016A, 3.375%, 8/15/21,144A
175	Polk County, Texas, General Obligation Bonds, Series 2017, 4.000%, 8/15/21	No Opt. Call	A+	182,681
1,000	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing	No Opt. Call	AA	1,015,170
	System, Refunding Series 2013, 5.000%, 11/01/20 – BAM Insured
5,658	Total Texas			5,678,219
	Utah – 0.0%
10	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	No Opt. Call	BB	10,031
	School, Series 2010A, 5.750%, 7/15/20
	Virgin Islands – 0.3%
285	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	No Opt. Call	Caa2	275,401
	Series 2012A, 4.000%, 7/01/21
	Virginia – 3.2%
1,255	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility	No Opt. Call	BBB+	1,255,954
	Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 2.150%, 12/01/41
	(Mandatory Put 9/01/20)
1,000	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue	6/20 at 100.00	N/R	1,000,020
	Bonds, American Tobacco Apartments, Series 2017, 3.125%, 7/01/20,144A
500	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	BBB+	500,380
	Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory
	Put 9/01/20)
2,755	Total Virginia			2,756,354
	Washington – 0.3%
245	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley	No Opt. Call	N/R	240,612
	Homes at Lea Hill Project, Series 2016, 3.200%, 7/01/21,144A
	Wisconsin – 3.7%
2,100	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue	9/20 at 100.00	A1	2,111,970
	Bonds, Tax Increment District 7, Refunding Series 2012, 2.600%, 9/01/21
1,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy	No Opt. Call	Aa3	1,074,540
	Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured
3,100	Total Wisconsin			3,186,510
$ 78,025	Total Municipal Bonds (cost $76,340,533)			76,540,584

NHA	Nuveen Municipal 2021 Target Term Fund Portfolio of Investments (continued) May 31, 2020

Shares	Description (1)	Value
	COMMON STOCKS – 3.5%
	Electric Utilities – 3.5%
77,290	Energy Harbor Corp, (6), (7), (8)	$ 2,975,665
	Total Common Stocks (cost $2,571,437)	2,975,665
	Total Long-Term Investments (cost $78,911,970)	79,516,249
	Other Assets Less Liabilities – 7.3%	6,222,618
	Net Assets Applicable to Common Shares – 100%	$ 85,738,867

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)  Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)  The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)  Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)  Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)  Common Stock received as part of the bankruptcy settlements for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 and Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32. Subsequent to the end of the reporting period, the value of this common stock has been adversely impacted as compared to the value reported as of May 31, 2020. See Notes to Financial Statements, Note 9 – Subsequent Events for more information.
(7)  Non-income producing; issuer has not declared a dividend within the past twelve months.
(8)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT  Alternative Minimum Tax
ETM  Escrowed to maturity
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2020
Assets
Long-term investments, at value (cost $78,911,970)	$79,516,249
Cash	4,929,055
Receivable for:
Interest	1,109,784
Investments sold	390,000
Other assets	3,794
Total assets	85,948,882
Liabilities
Payable for dividends	109,597
Accrued expenses:
Management fees	40,419
Custodian fees	14,991
Professional fees	29,214
Trustees fees	814
Other	14,980
Total liabilities	210,015
Net assets applicable to common shares	$85,738,867
Common shares outstanding	8,622,711
Net asset value (“NAV”) per common share outstanding	$9.94
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$86,227
Paid-in surplus	84,523,872
Total distributable earnings	1,128,768
Net assets applicable to common shares	$85,738,867
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2020
Investment Income	$2,235,954
Expenses
Management fees	475,136
Custodian fees	28,154
Trustees fees	2,195
Professional fees	33,485
Shareholder reporting expenses	23,273
Shareholder servicing agent fees	7,968
Stock exchange listing fees	6,884
Investor relations expenses	5,492
Other	12,906
Total expenses	595,493
Net investment income (loss)	1,640,461
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(372,332)
Change in net unrealized appreciation (depreciation) of investments	763,272
Net realized and unrealized gain (loss)	390,940
Net increase (decrease) in net assets applicable to common shares from operations	$2,031,401

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	5/31/20	5/31/19
Operations
Net investment income (loss)	$1,640,461	$1,973,753
Net realized gain (loss) from investments	(372,332)	(31,162)
Change in net unrealized appreciation (depreciation) of investments	763,272	1,154,673
Net increase (decrease) in net assets applicable to common shares from operations	2,031,401	3,097,264
Distributions to Common Shareholders
Dividends	(1,500,352)	(1,590,890)
Decrease in net assets applicable to common shares from distributions to common shareholders	(1,500,352)	(1,590,890)
Net increase (decrease) in net assets applicable to common shares	531,049	1,506,374
Net assets applicable to common shares at the beginning of period	85,207,818	83,701,444
Net assets applicable to common shares at the end of period	$85,738,867	$85,207,818

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated				Ending
	Share	Income	Unrealized		Investment	Net Realized		Offering	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	NAV	Price
Year Ended 5/31:
2020	$9.88	$0.19	$0.04	$0.23	$(0.17)	$—	$(0.17)	$—	$9.94	$9.73
2019	9.71	0.23	0.12	0.35	(0.18)	—	(0.18)	—	9.88	9.60
2018	9.70	0.25	(0.03)	0.22	(0.21)	—	(0.21)	—	9.71	9.45
2017	9.91	0.26	(0.23)	0.03	(0.24)	—	(0.24)	—	9.70	9.76
2016(d)	9.85	0.07	0.07	0.14	(0.06)	—	(0.06)	(0.02)	9.91	9.95

VMTP Shares
at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)	Share
Year Ended 5/31:
2020	$—	$—
2019	—	—
2018	—	—
2017	28,300	395,466
2016(d)	28,300	401,661

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV(a)	Price(a)	(000)	Expenses		(Loss)		Rate(c)
2.39%	3.18%	$85,739	0.70%		1.92%		16%
3.69	3.57	85,208	0.71		2.34		12
2.32	(1.01)	83,701	1.50		2.57		8
0.32	0.53	83,617	1.53		2.68		18
1.22	0.10	85,370	1.28	*	2.15	*	2

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares where applicable, as follows:

Year Ended 5/31:
2020	—%
2019	—
2018	0.61
2017	0.60
2016(d)	0.34*

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	For the period January 26, 2016 (commencement of operations) through May 31, 2016.
*	Annualized.
See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Municipal 2021 Target Term Fund (NHA) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 13, 2015.
The Fund seeks to return its original $9.85 net asset value (“NAV”) per common share on or about March 1, 2021.
The end of the reporting period for the Fund is May 31, 2020, and the period covered by these Notes to Financial Statements is for the fiscal year ended May 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund’s financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spread, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These

Notes to Financial Statements (continued)
securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$76,540,584		$—	$76,540,584
Common Stock	—	2,975,665	**	—	2,975,665
Total	$—	$79,516,249		$—	$79,516,249

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
Purchases	$13,049,034
Sales and maturities	12,824,982

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
There were no transactions in common shares during the Fund’s current and prior fiscal periods.
6. Income Tax Information
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year, the Fund may choose to distribute all or a portion of net investment income and net capital gains to shareholders, or retain a portion of its net investment income and net capital gains and pay corporate income taxes on such retained net investment income and retained net capital gains. The Fund intends to distribute at least the percentage of its net investment income and gains to maintain its status as a regulated investment company for U.S. federal income tax purposes.
Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

Notes to Financial Statements (continued)
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2020.
Tax cost of investments	$78,895,114
Gross unrealized:
Appreciation	$1,263,936
Depreciation	(642,801)
Net unrealized appreciation (depreciation) of investments	$621,135
Permanent differences, primarily due to paydowns, federal taxes paid and taxable market discount, resulted in reclassifications among the Fund’s components of net assets as of May 31, 2020, the Fund’s tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Fund’s tax year end, were as follows:
Undistributed net tax-exempt income[1]	$903,775
Undistributed net ordinary income[2]	361,455
Undistributed net long-term capital gains	—

[1] Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2020, paid on June 1, 2020.
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended May 31, 2020 and May 31, 2019 was designated for purposes of the dividends paid deduction as follows:

2020
Distributions from net tax-exempt income[3]	$1,486,328
Distributions from net ordinary income[2]	14,024
Distributions from net long-term capital gains	—

2019
Distributions from net tax-exempt income	$1,581,068
Distributions from net ordinary income[2]	22,756
Distributions from net long-term capital gains	—

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3] The Fund hereby designates these amounts paid during the fiscal year ended May 31, 2020, as Exempt Interest Dividends.
As of May 31, 2020, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$ —
Long-term	645,502
Total	$645,502

7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and close-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of May 31, 2020, the complex-level fee for the Fund was 0.1587%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Fund did not engage in cross-trades pursuant to these procedures.
8. Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.

Notes to Financial Statements (continued)
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.
9. Subsequent Events
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.
Energy Harbor Common Stock Decline
Subsequent to the end of the reporting period, the value of Energy Harbor (the “Company”) fell sharply after federal authorities charged certain Ohio politicians and lobbyists with having accepted large payments from an unnamed company (which was easily identifiable as Energy Harbor’s pre-bankruptcy parent, FirstEnergy Corp.) in what was alleged to be a corrupt scheme to adopt legislation that would benefit that parent company. As of May 31, 2020, the Fund held shares of common stock in the Company. At the time of issuance of these financial statements, the value of the common stock has been adversely impacted as compared to the value reported in the Portfolio of Investments as of May 31, 2020. Management continues to monitor and evaluate this situation.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787
Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
Common shares repurchased	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
■ Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■ S&P Short Duration Municipal Yield Index: An index that contains all bonds in the S&P Municipal Bond Index that mature between 1 month and 12 years, and maintains a 10% weighting to AA rated bonds, 10% to A rated bonds, 20% to BBB rated bonds and 60% to below investment grade and non-rated bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as such to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
•  Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•  Risk Management and Valuation Services - continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•  Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•  Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•  Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
•  with respect specifically to closed-end funds, such initiatives also included:
••   Leverage Management Services - continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
••   Capital Management, Market Intelligence and Secondary Market Services ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
••   Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, and three-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board noted that each of the Nuveen target term funds has investment objectives which seek to provide a high level of current income or, in the case of the Fund, current income exempt from regular U.S. federal income tax, and to return its original net asset value per common share on or about its termination date. Given the heightened market volatility in early 2020 and the investment objectives of these funds to seek the return of original net asset value, the Board will continue to monitor each of these funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board noted that the Fund ranked in the third quartile of its Performance Peer Group and its performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2019. With the decline of the market in the first quarter of 2020, the Fund ranked in the third quartile of its Performance Peer Group and its performance was below the performance of its benchmark for the one- and three-year periods ended March 31, 2020. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below its respective peer averages.
Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	154
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010- 2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	154
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University System;
formerly, Director, Alliant Energy and The Gazette Company; formerly,
Director, Federal Reserve Bank of Chicago; formerly, President and Chief
Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	154
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of	154
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions;
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council of Fordham University (2010-	154
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic
American Studies (2009- 2018); formerly, senior external advisor to the
Financial Services practice of Deloitte Consulting LLP. (2012-2014); former
Chair of the Board of Trustees of Marian University (2010-2014 as trustee,
2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO
Bank N.V., North America, and Global Head of the Financial Markets
Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member,
1947			U.S. Endowment for Forestry and Communities (2013-2019); formerly,
333 W. Wacker Drive	Board Member	1997	Executive Director (1994-2012), Gaylord and Dorothy Donnelley	154
Chicago, IL 6o6o6		Class I	Foundation; prior thereto, Executive Director, Great Lakes Protection
Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); former Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May	154
Chicago, IL 6o6o6		Class I	2020); formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	154
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New
York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	154
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director
1974			(since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment
333 W. Wacker Drive	Vice President	2019	Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior
1963			Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief
8500 Andrew Carnegie Blvd.	Vice President	2019	Investment and Model Risk Officer, Wealth & Investment Management Division,
Charlotte, NC 28262			Wells Fargo Bank (NA) (from 2013-2019).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and Assistant
Secretary (2007-2016); Senior Managing Director (since 2017), Secretary
(since 2016) and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC, formerly Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing
Director (since 2017) and Secretary (since 2016) of Nuveen Investments
Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President
(since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of
NWQ Investment Management Company, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC and Winslow
Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC
8500 Andrew Carnegie Blvd.	Vice President	2019	(since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF
Charlotte, NC 28262			Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual
Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with
TIAA since 2004.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC
333 W. Wacker Drive	Vice President	2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-2016)
of Nuveen, has held various positions with Nuveen since 1991.

■ DEANN D. MORGAN			Executive Vice President, Global Head of Product at Nuveen (since November
1969			2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020);
100 Park Avenue	Vice President	2020	Managing Member MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10016			Head of Wealth Management Product Structuring & COO Multi Asset Investing,
The Blackstone Group (2013-2017).

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017), Co-General Counsel (since 2019) and
Chicago, IL 6o6o6	Secretary		Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC;
Managing Director (since 2017), formerly, Senior Vice President
(2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer,
730 Third Avenue			Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
New York, NY 10017			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration
(2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since
1968	Vice President		2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC
333 W. Wacker Drive	and Assistant	2008	(since 2019); Vice President (since 2010) and Associate General Counsel
Chicago, IL 60606	Secretary		(since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011)
of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and
Associate General Counsel of Nuveen Asset Management, LLC (since 2011);
Vice President (since 2017), formerly, Managing Director (2003-2017) and
Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered
Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-C-0520D 1234511-INV-Y-07/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal 2021 Target Term Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2020	$27,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2019	$26,970	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2020	$ 0	$ 0	$ 0	$ 0
May 31, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Manager”) have primary responsibilities for the day-to-day implementation of the Fund’s investment strategy:

Steven M. Hlavin is a Managing Director at Nuveen Asset Management. He manages several open-end, closed-end and exchange-traded funds as well as a number of institutional portfolios.  He is a member of the high yield portfolio management team.  In addition to his portfolio management duties, he manages the firm’s tender option bond program. Prior to his current position, Mr. Hlavin was a senior analyst responsible for the firm’s risk management and performance reporting process. Mr. Hlavin joined the firm in 2003.

John V. Miller, CFA, serves as the head of Nuveen Municipals for Nuveen Asset Management, responsible for the investment process and performance of the firm’s municipal fixed income group. He is also the lead manager of the High Yield Municipal Bond Strategy, the California High Yield Municipal Bond Strategy, and related institutional portfolios. In addition, he co-manages the All-American Municipal Bond Strategy and the Strategic Municipal Opportunities Strategy and oversees a number of closed-end funds. Mr. Miller’s background features nearly 20 years of experience in the municipal marketplace. Before being named the co-head of Nuveen Municipals in 2011, he was chief investment officer for the firm’s municipal bond team starting in 2007. He was named a managing director and head of portfolio management for Nuveen Asset Management in 2006. Mr. Miller earned a B.A. in economics and political science from Duke University, an M.A. in economics from Northwestern University and an M.B.A. in finance with honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Steven M. Hlavin	Registered Investment Company	10	$15.84 billion
	Other Pooled Investment Vehicles	1	$286 million
	Other Accounts	0	$0
John V. Miller	Registered Investment Company	9	$35.54 billion
	Other Pooled Investment Vehicles	10	$626 million
	Other Accounts	13	$71 million
*	Assets are as of May 31, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NHA SECURITIES AS OF MAY 31, 2020

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Steven M. Hlavin	X
John V. Miller	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal 2021 Target Term Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 6, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 6, 2020